LURIE
EST. 1940

August 15, 2017

Securities and Exchange Commission
100 F Street N.E.
Washington, DC 20549

Commissioners:

We have read Digiliti Money Group, Inc.'s statements included in Item 4.02 of its Form 8-K filed August 14, 2017. We agree with the statements insofar as they related to our Firm. We are not in a position to agree or disagree with any other matters noted in the Form 8-K.

Very truly yours,

Lurie, LLP

Lurie, LLP

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